UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling AST, the Fund’s transfer agent, at 1-866-668-8552 or, with respect to requesting electronic delivery, by visiting www.astfinancial.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2020

LETTER TO

SHAREHOLDERS

June 11, 2020

Dear Fellow

Shareholders:

We begin our discussion of DTF Tax-Free Income Inc. (the “DTF Fund” or the “Fund”) for the six months ended April 30, 2020, with a review of the municipal market environment in which the DTF Fund invests.

THE CURRENT MUNICIPAL MARKET ENVIRONMENT AND YOUR FUND

The dominant theme for the municipal bond market for the six-month period ended April 30, 2020, as for all investment markets, was the COVID-19 virus and pandemic. For the first four months of the Fund’s 2020 fiscal year (which began on November 1, 2019), the municipal bond market was firing on all cylinders with record demand, manageable levels of new issuance and municipal credit fundamentals that were significantly improved following the Great Recession in 2008-2009. Unfortunately, everything changed in March when the country was hit by the virus. The market pivoted in what felt like warp speed from arguably the best market technicals ever recorded to technical conditions as bad as or worse than what the market experienced in 2008-2009. The tax-exempt municipal market began to experience significant bouts of volatility in March that extended into April, resulting in yield increases on AAA-rated municipal bonds of almost 200 basis points compared to yields at the end of February. Capital flows in open-end municipal bond mutual funds rotated from record levels of inflows through the first two months of 2020 to weekly record outflows in March as investors retreated from the tax-exempt bond market. As concerns intensified regarding issuer credit quality, specifically on those lower-rated credits deemed most vulnerable to economic dislocation as a result of the virus, credit risk spreads widened, sending yields on lower-rated bonds even higher than what AAA-rated bonds experienced. The market has seemingly become bifurcated between the strongest and weakest credits amidst record revenue declines, negative rating agency outlooks and downgrades, and uncertain market access for lower-rated credits. However, as the market ended March and moved into April, the federal government announced several fiscal and monetary relief programs that helped stabilize the tax-exempt municipal bond market, resulting in significant improvements in valuations for the market’s highest quality issuers. From the market’s weakest point in March to the end of April, the Bloomberg Barclays Municipal Bond Index (the “Index”) produced a total return of over 6%, while for the six-month period ended April 30, 2020, the Index total return was -1.33%.

For the first six months of the fiscal year ended April 30, 2020, shorter-maturity, higher-quality (AAA/AA) and higher-coupon bonds produced the best relative performance, as longer-dated, lower-quality and low-coupon bonds were hit the hardest. After several years of steady investor demand for lower-quality, higher-yielding bonds (including below investment grade-rated securities, i.e., junk bonds), investors sharply reversed course in March and exited those riskier segments of the market in record amounts. In this regard, it is important to remember that the investment policies of the Fund prohibit the purchase of bonds with ratings below investment grade. The end result was significant weakness in municipal junk bonds, as credit risk spreads returned to levels not experienced in several years. As a result, the Bloomberg Barclays Municipal High Yield Index generated a total return of -9.41% for the six months ended April 30, 2020.

CREDIT FUNDAMENTALS

Mutual funds, individuals and institutions are all wrestling with the negative credit impacts and risks associated with the virus for municipal bond issuers. After a prolonged environment in which all credits seemed to improve in unison, the market has uniformly renewed its focus on credit. Municipalities had made solid fiscal progress during the long economic expansion, building rainy day funds and improving pension funding ratios, and appeared better positioned for an economic slowdown.

Unfortunately, no municipality seems to have planned for the sudden and abrupt economic shutdown that took place as a result of the virus. Consequently, we are expecting challenging times ahead for municipal credit as a result of delays in tax collections and certainly loss in revenue as the economy has slowed to such a degree. While we expect the inevitable downgrades from the major rating agencies to expand and accelerate in the second half of the year as a result of the virus, with some issuers experiencing possible disruptions in payments, we do not believe that most municipalities, especially the higher-quality bonds (AAA- and AA-rated) that constitute the majority of the Fund’s investments, will experience payment interruptions or default. The federal government has injected large amounts of cash into state and local municipalities as part of the CARES Act stimulus package, and is discussing even more aid to those state and local governments most impacted by the virus. While it is uncertain how long the economy will remain in some version of lockdown or how long the virus will remain active in the world, we do anticipate revenues to begin to flow once the economy starts to reopen across the country.

TECHNICAL MARKET CONDITIONS

It was simply amazing how a market could go from arguably the best technical conditions (record fund inflows combined with very manageable levels of new bond issuance) to possibly the worst in only a couple weeks’ time. For 62 consecutive weeks ending in early March 2020, tax-exempt bond funds experienced record inflows, only to see the market experience the highest weekly outflows ever recorded during the final weeks of March. The magnitude and speed at which these changes occurred made for a very challenging environment for the municipal bond market. As the end of the 6-month fiscal period approached, “shelter in place” and “social distancing” became mandated, and investors grew concerned about owning anything but the very highest of quality bonds. With fund complexes raising extraordinary amounts of cash to meet investor liquidity needs, the number of bonds offered for sale surged and far exceeded demand. Fortunately, with municipal bond valuations exceptionally cheaper, non-traditional buyers quickly appeared and provided support for the municipal bond market. Throughout the most volatile days early in the crisis, the municipal bond market never ceased to function, with funds, individuals and institutions all seemingly able to raise necessary cash. After the federal government announced a variety of fiscal and monetary stimulus programs, the municipal bond market quickly eased its panic and the market’s operations began to normalize. However, there continue to be ongoing uncertainties and market risk to the municipal bond market from the virus. There is no certainty that the virus will not return in force later in the year or that states and local government will not reinstate some version of “stay at home” measures that could result in market disruption and/or additional credit deterioration.

LOOKING AHEAD

As we look ahead, we remain concerned about the impact of the virus on municipal revenue collections, especially if the virus resurfaces forcing municipalities to reinstate “stay at home” mandates. As the federal government continues to step in to support the market’s function and issuer access to capital, tax-exempt income may become more valuable, as the funding for any federal stimulus plan will likely result in higher tax rates once the virus abates. Again, higher-rated municipal issuers that provide essential services in the U.S. are expected to fare better than lower-rated, less-essential issuers as default rates on investment grade-rated municipal bonds have historically been very low. Negative headline news surrounding municipal credit will likely remain on the forefront, but historically in times like this, our higher-quality investment strategy, distributed across multiple sectors of the market, has provided better relative performance.

THE FUND

In managing the DTF Fund, we continue to emphasize an investment strategy of investing mostly in higher-quality investment grade rated “AA” and “A” callable revenue bonds with coupons of 5% or higher. Typically, during volatile periods like the recent market environment, these higher-quality securities have performed better than lower-quality bonds (BBB to junk rated) helping to support NAV stability. As of April 30, 2020, the Fund held almost 90% of its total assets in municipal bonds rated “A” or higher and over 80% in bonds with a 5% or greater coupon across multiple sectors and states. However, over the past six-months, we did selectively purchase bonds with lower coupons (3%—4%) in an effort to add incremental yield to the Fund without adding additional credit risk. The Fund remains well diversified with exposure to over 15 industry sectors of the municipal bond market, with healthcare, education, special tax, water & sewer and pre-refunded bonds representing the Fund’s top five sector exposures. The Fund continues to favor revenue bonds compared to general obligation bonds (approximately 86% revenue vs. 14% general obligation), as we prefer the predictable revenue streams, more settled legal structure and better post-default recovery rates that have historically been afforded to revenue bonds. The Fund is well diversified geographically, with exposure to 35 states and the District of Columbia. In an effort to manage interest rate risk, the

Fund continues to maintain exposure across the maturity spectrum of the yield curve in order to help moderate the risk from potential changes in interest rates and to the shape of the yield curve that could result from future market disruptions from the virus or changing investor sentiment. We continue to believe that higher-quality municipal bonds offer reasonably good relative value and that while investors are now being compensated more in credit risk spreads for owning the lowest-rated bonds, there remains tremendous uncertainty surrounding the credit metrics for this segment of the market due to the virus and its future impact on the credit worthiness of many lower-rated municipal issuers.

As of April 30, 2020, the DTF Fund was paying a $0.48 per share annualized dividend and had a closing price of $13.44 per share. An extended environment of historically low municipal interest rates combined with periods of increased leverage costs have added a significant element of risk to leveraged municipal bond funds, including the Fund. When bonds held in a portfolio mature or are called for redemption during a period of low interest rates, the proceeds generally need to be reinvested in lower-yielding securities. If the cost of leverage were to rise without a similar or greater rise in the available re-investment rate for bonds called and/or maturing, the Fund’s earnings would likely be reduced. If the Fund’s net earnings were to fall short of its dividend payout, the Fund’s balance of undistributed net income would decline further, possibly necessitating dividend reductions.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2020, the modified adjusted duration of the Fund’s portfolio of investments was 5.8 years, in line with the duration of the investments constituting the Bloomberg Barclays Municipal Bond Index, which was 6.1 years.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the Fund’s returns. An extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower-yielding securities. As a practical matter, it is not possible for the Fund to be completely insulated from turmoil in the global financial markets, pandemics or unexpected moves in interest rates. Any sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a portfolio. Further, if the municipal yield curve flattens (when the difference between short-term interest rates and long-term rates narrows) or inverts (when short-term rates exceed long-term rates), the Fund’s total return may be pressured lower. Management believes that over the long term, the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the Fund to take advantage of future opportunities while limiting credit risk and volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged bond funds, including the Fund, and would likely put downward pressure on both the net asset value and market prices of such funds.

FUND PERFORMANCE

The following table compares the DTF Fund’s total return and the Bloomberg Barclays Municipal Bond Index:

Total Return[1] For the period indicated through April 30, 2020
	6 Months	One Year	Three Years (annualized)	Five Years (annualized)
DTF Tax-Free Income Inc.
Market Value[2]	-3.6%	1.8%	0.7%	2.4%
Net Asset Value[3]	-3.3%	1.0%	2.5%	2.6%
Bloomberg Barclays Municipal Bond Index[4]	-1.3%	2.2%	3.3%	3.0%
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.
[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.
[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (ratios detailed on page 18 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.

[4]

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

BOARD OF DIRECTORS MEETINGS

At the regular March 2020 meeting of the DTF Fund’s Board of Directors (the “Board”), the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
4.0	April 15	April 30
4.0	May 15	May 29
4.0	June 15	June 30

Maryland Control Share Acquisition Act. On June 8, 2020, the Board made an election, by unanimous vote of the independent directors, to “opt in” to the Maryland Control Share Acquisition Act (MCSAA).

The MCSAA protects the interests of all shareholders of a Maryland corporation by denying voting rights to “control shares” acquired in a “control share acquisition” unless the other shareholders of the corporation reinstate those voting rights by a vote of two-thirds of the shares held by shareholders other than the acquiring person (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, “control shares”). Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors.

The MCSAA limits the ability of an acquiring person to achieve a short-term gain at the expense of long-term value for the rest of the Fund’s shareholders. The MCSAA applies automatically to most types of Maryland corporations, but in the case of closed-end investment companies, it applies only if the board of directors elects to “opt in.” Because the Fund’s board “opted in” to the MCSAA on June 8, 2020, the MCSAA will only apply to “control shares” acquired after that date.

The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA for more information, including definitions of key terms, various exclusions from the statute’s scope, and the procedures by which shareholders may approve the reinstatement of voting rights to holders of “control shares.”

At the regular June 2020 meeting of the DTF Fund’s Board of Directors (the “Board”), the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
4.0	July 15	July 31
4.0	August 17	August 31
4.0	September 15	September 30

ABOUT YOUR FUND

The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of April 30, 2020, the Fund’s leverage consisted of $65 million of Variable Rate MuniFund Term Preferred Shares (VMTP). On that date, the total amount of leverage represented approximately 33% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A decline in the difference between short-term and long-term rates could have an adverse effect on the income provided from leverage. Prolonged periods of low longer-term interest rates can result in modest reinvestment opportunities for the Fund’s portfolio and could also adversely affect the income provided from leverage. If the DTF Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA Vice President and Chief Investment Officer	Nathan I. Partain, CFA Director, President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

April 30, 2020

(Unaudited)

Principal Amount (000)	Description (a)	Value
LONG-TERM INVESTMENTS—148.8%
	Alabama—1.8%
$2,000	Jefferson Cnty. Brd. of Ed. Pub. Sch. Warrants, 5.00%, 2/01/46	$2,320,740

	Alaska—0.3%
290	Anchorage Elec. Util. Rev., 5.00%, 12/01/36	330,162

	Arizona—3.9%
1,350	Arizona Brd. of Regents Rev., Arizona St. Univ., 5.00%, 7/01/37	1,556,469
650	Arizona St. Hlth. Fac. Auth. Rev., Scottsdale Lincoln Hosp. Proj., 5.00%, 12/01/42	692,036
1,000	Maricopa Cnty. Indl. Dev. Auth. Rev., Banner Hlth., 4.00%, 1/01/34	1,044,600
190	Northern Arizona Univ. Rev., 5.00%, 6/01/40 Prerefunded 6/01/24 @ $100 (b)	220,520
310	Northern Arizona Univ. Rev., 5.00%, 6/01/40	346,980
1,000	Northern Arizona Univ. SPEED Rev., (Stimulus Plan for Econ. and Edl. Dev.), 5.00%, 8/01/38 Prerefunded 8/01/23 @ $100 (b)	1,130,680

		4,991,285

	California—18.4%
1,150	California St. Hlth. Facs. Fin. Auth. Rev., Kaiser Permanente, 4.00%, 11/01/44	1,224,347
330	California St. Hlth. Facs. Fin. Auth. Rev., Providence St. Joseph Hlth., 4.00%, 10/01/36	352,364
1,500	California St. Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., 5.00%, 11/15/46	1,623,480
100	California St. Muni. Fin. Auth. Student Hsg. Rev., Bowles Hall Foundation, 5.00%, 6/01/35	105,578
1,000	California St. Gen. Oblig., 5.00% 10/01/28	1,147,350

Principal Amount (000)	Description (a)	Value
$ 1,000	California St. Pub. Wks. Brd. Lease Rev., Dept. of Corrections and Rehab., 5.25%, 9/01/29	$ 1,116,500
750	California Statewide Communities Dev. Auth. Rev., Marin General Hosp., 4.00%, 8/01/45	762,877
600	Contra Costa Cnty. Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/35, BAM	702,192
1,000	Garden Grove Successor Agy. to Agy. Cmty. Dev., Tax Allocation, 5.00%, 10/01/31, BAM	1,157,100
2,000	Gilroy Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/41	2,166,280
280	Lancaster Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/33, AGM	323,506
1,000	Los Angeles Cnty. Santn. Dists. Fin. Auth. Rev., 5.00%, 10/01/34	1,179,930
250	Palm Desert Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/28, BAM	301,080
2,550	Riverside Cnty. Sngl. Fam. Rev., 7.80%, 5/01/21, Escrowed to maturity (b)	2,718,300
1,000	San Jose Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/42	1,084,980
1,215	San Marcos Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/32	1,354,676
2,000	San Mateo Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/30	2,243,920
1,000	Santa Clarita Cmnty. Clg. Dist. Gen. Oblig., 3.00%, 8/01/49	973,220
1,000	Temple City Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/43	1,078,980
1,750	Univ. of California Rev., 4.00%, 5/15/48	1,890,945

		23,507,605

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020

(Unaudited)

Principal Amount (000)	Description (a)	Value
	Colorado—4.3%
$ 695	Colorado St. Hsg. & Fin. Auth. Rev., 3.60%, 11/01/38	$ 711,145
400	Denver Conv. Center & Hotel Auth. Rev., 5.00%, 12/01/27	409,212
1,000	Eagle River Wtr. & Santn. Dist. Enterprise Wstwtr. Rev., 5.00%, 12/01/42	1,085,990
1,775	Public Auth. for Colorado Energy, Natural Gas Purch. Rev., 6.25%, 11/15/28	2,138,964
1,000	Univ. of Colorado Enterprise Rev., 4.00%, 6/01/43	1,095,740

		5,441,051

	Connecticut—6.3%
900	Connecticut St. Gen. Oblig., 5.00%, 9/15/35	1,033,776
455	Connecticut St. Gen. Oblig., 4.00%, 4/15/38	475,766
700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare., 5.00%, 7/01/32 Prerefunded 7/01/21 @ $100 (b)	734,321
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare., 5.00%, 7/01/41 Prerefunded 7/01/21 @ $100 (b)	1,049,030
500	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Univ. of New Haven, 5.00%, 7/01/43	490,775
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale-New Haven Hosp., 5.00%, 7/01/48	581,993
570	Connecticut St. Hsg. Auth. Rev., 3.00%, 5/15/33	581,069
500	Connecticut St. Hsg. Auth. Rev., 3.20%, 11/15/33	521,650
1,000	S. Central Connecticut Reg. Wtr. Auth. Rev., 5.00%, 8/01/41 Prerefunded 8/01/21 @ $100 (b)	1,053,830
1,300	Univ. of Connecticut Spec. Oblig. Rev., 5.00%, 11/15/43	1,474,499

		7,996,709

Principal Amount (000)	Description (a)	Value
	District of Columbia—1.7%
$ 1,000	District of Columbia Gen. Oblig., 5.00%, 6/01/43	$ 1,195,190
1,000	District of Columbia Inc. Tax Rev., 5.00%, 12/01/31	1,003,240

		2,198,430

	Florida—22.6%
755	Brevard Cnty. Sch. Brd. Ref. COP, 5.00%, 7/01/32	902,074
750	Broward Cnty. Port Fac. Rev., 4.00%, 9/01/49	788,707
1,000	Central Florida Expwy. Auth. Rev., 4.00%, 7/01/36	1,055,580
1,120	Escambia Cnty. Hlth. Fac. Auth. Rev., Baptist Hosp., 6.00%, 8/15/36	1,129,453
1,175	Escambia Cnty. Hlth. Fac. Auth. Rev., Baptist Hosp., 3.00%, 8/15/50, AGM	1,079,449
2,000	Florida St. Brd. of Ed. Cap. Outlay Gen. Oblig., 5.00%, 6/01/41	2,064,840
2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev., 5.00%, 5/01/33	2,534,451
1,000	Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., 5.00%, 10/01/44	1,051,140
500	Lee Cnty. Tran. Fac. Rev., 5.00%, 10/01/35, AGM	569,090
1,080	Miami Beach Hlth. Facs. Auth. Rev., Mt. Sinai Med. Ctr., 5.00%, 11/15/39	1,139,519
500	Miami Beach Redev. Agy. Rev., 5.00%, 2/01/40, AGM	561,285
1,250	Miami-Dade Cnty. Ed. Facs. Auth. Rev., Univ. of Miami, 5.00%, 4/01/45	1,322,337
2,220	Miami-Dade Cnty. Sch. Brd. Ref. COP, 5.00%, 2/01/34	2,572,603
250	Miami-Dade Cnty. Aviation Rev., 5.00%, 10/01/32 Prerefunded 10/01/22 @ $100 (b)	273,483

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020

(Unaudited)

Principal Amount (000)	Description (a)	Value
$ 2,000	Orlando and Orange Cnty. Expwy. Auth. Rev., 5.00%, 7/01/35	$ 2,214,780
1,000	Reedy Creek Impvt. Dist. Gen. Oblig., 5.00%, 6/01/38 Prerefunded 6/01/23 @ $100 (b)	1,125,690
2,035	Seminole Cnty. Sales Tax Rev., 5.25%, 10/01/31, NRE	2,655,777
2,190	Seminole Cnty. Sch. Brd. COP, 5.00%, 7/01/33	2,577,608
830	S. Florida Wtr. Mgmt. Dist. COP, 5.00%, 10/01/35	954,940
470	Tallahassee Hlth. Facs. Rev., Tallahassee Memorial Hlthcare., 5.00%, 12/01/41	499,535
665	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 4.00%, 7/01/42	693,322
985	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 5.00%, 7/01/47	1,093,114

		28,858,777

	Georgia—0.4%
500	Atlanta Arpt. Passenger Fac. Charge Gen. Rev., 5.00%, 1/01/32	549,390

	Idaho—0.2%
240	Idaho St. Hlth. Facs. Auth. Rev., St. Luke’s Hlth. Sys., 5.00%, 3/01/37	271,246

	Illinois—13.1%
500	Chicago Multi-Family Hsg. Rev., 4.90%, 3/20/44, FHA	501,275
1,000	Chicago O’Hare Intl. Arpt. Rev., Customer Fac. Charge, 5.125%, 1/01/30, AGM	1,063,200
620	Chicago O’Hare Intl. Arpt. Rev., 5.25%, 1/01/42	690,432
250	Chicago Sales Tax Rev., 5.00%, 1/01/30 Prerefunded 1/01/25 @ $100 (b)	296,277
250	Chicago Wtrwks. Rev., 5.00%, 11/01/30	267,960

Principal Amount (000)	Description (a)	Value
$ 650	Chicago Wtrwks. Rev., 5.25%, 11/01/32, AGM	$ 776,432
250	Chicago Wtrwks. Rev., 5.00%, 11/01/36, AGM	289,137
865	Chicago Wtrwks. Rev., 5.00%, 11/01/44	886,815
1,225	Illinois St. Fin. Auth. Rev., Advocate Hlthcare. Network, 5.00%, 5/01/45	1,332,996
525	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., (fka Centegra Hlth. Sys.), 5.00%, 9/01/42	569,446
520	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., 5.00%, 8/15/37	547,732
1,070	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 4.00%, 11/15/39	1,076,869
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 5.00%, 11/15/39	1,061,130
1,000	Illinois St. Gen. Oblig., 5.00%, 2/01/27	973,400
2,020	Illinois St. Gen. Oblig., 5.50%, 1/01/29	2,017,091
750	Illinois St. Toll Hwy. Auth. Rev., 5.00%, 1/01/41	841,958
330	Railsplitter Tobacco Settlement Auth. Rev., 5.00%, 6/01/27	390,878
1,000	Railsplitter Tobacco Settlement Auth. Rev., 6.00%, 6/01/28 Prerefunded 6/01/21 @ $100 (b)	1,055,760
1,000	Sales Tax Securitization Corp. Rev., 5.00%, 1/01/48	1,061,400
1,000	Univ. of Illinois Aux. Facs. Sys. Rev., 5.00%, 4/01/34	1,066,000

		16,766,188

	Indiana—2.8%
240	Indiana St. Fin. Auth. Hosp. Rev., Indiana Univ. Hlth., 5.00%, 12/01/28	268,750

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020

(Unaudited)

Principal Amount (000)	Description (a)	Value
$ 2,000	Indiana St. Fin. Auth. Hosp. Rev., Parkview Hlth., 5.00%, 11/01/43	$ 2,251,800
1,000	Indiana St. Fin. Auth. Rev. State Revolving Fund, 5.00%, 2/01/31 Prerefunded 2/01/21 @ $100 (b)	1,032,200

		3,552,750

	Kentucky—0.8%
900	Kentucky Bond Dev. Corp. Transient Room Tax Rev., 5.00%, 9/01/43	976,905

	Louisiana—5%
1,250	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/30	1,324,925
605	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/36	633,284
1,250	Louisiana St. Tran. Auth. Rev., 5.00%, 8/15/38	1,379,912
300	New Orleans Swr. Svc. Rev., 5.00%, 6/01/44	331,716
500	Port of New Orleans Brd. of Commissioners Port Fac. Rev., 5.00%, 4/01/33	537,840
1,100	Regional Tran. Auth. Sales Tax Rev., 5.00%, 12/01/30, AGM	1,121,307
1,000	Terrebonne Parish Consol. Wtrwks. Dist. No. 1 Rev., 5.00%, 11/01/37 Prerefunded 11/1/22 @ $100 (b)	1,103,670

		6,432,654

	Maine—1.8%
95	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33, Prerefunded 7/1/23 @ $100 (b)	107,100
905	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33	963,952
610	Portland General Arpt. Rev., 5.00%, 7/01/31	660,173

Principal Amount (000)	Description (a)	Value
$ 540	Portland General Arpt. Rev., 5.00%, 7/01/32	$ 582,698

		2,313,923

	Maryland—0.8%
1,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., Luminis Hlth., 5.00%, 7/01/39	1,065,560

		1,065,560

	Massachusetts—6%
3,000	Massachusetts St. Bay Trans. Auth. Rev., 5.50%, 7/01/29, NRE	4,010,640
1,000	Massachusetts St. Gen. Oblig., 5.25%, 9/01/25, AGM	1,205,080
1,000	Massachusetts St. Gen. Oblig., 5.50%, 8/01/30, AMBAC	1,335,870
1,000	Massachusetts St. Port Auth. Rev., 5.00%, 7/01/47	1,116,520

		7,668,110

	Michigan—1.9%
1,000	Holland Elec. Util. Sys. Rev., 5.00%, 7/01/39	1,044,360
550	Michigan St. Fin. Auth. Rev., Beaumont Hlth. Credit Group, 5.00%, 11/01/44	593,774
540	Michigan St. Bldg. Auth. Rev., 4.00%, 10/15/36	583,351
225	Royal Oak Hosp. Fin. Auth. Rev., William Beaumont Hosp., 5.00%, 9/01/39	239,020

		2,460,505

	Mississippi—0.5%
600	Mississippi St. Gen. Oblig., 4.00%, 10/01/39	668,370

	Nebraska—2.3%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev., 5.00%, 1/01/34	526,275
1,900	Omaha Gen. Oblig., 5.25%, 4/01/27	2,392,385

		2,918,660

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020

(Unaudited)

Principal Amount (000)	Description (a)	Value
	New Jersey—2%
$ 400	Camden Cnty. Impvt. Auth. Hlthcare. Redev. Rev., Cooper Hlth. Sys., 5.00%, 2/15/33	$ 421,292
240	New Jersey St. Tpk. Auth. Rev., 4.00%, 1/01/35	253,025
1,750	Tobacco Settlement Financing Corp. Rev., 5.25%, 6/01/46	1,867,267

		2,541,584

	New York—10.2%
1,000	Albany Indl. Dev. Agy. Rev., Brighter Choice Charter Sch., 5.00%, 4/01/32	958,370
300	Buffalo and Erie Cnty. Indl. Land. Dev. Rev., Catholic Hlth. Sys., 5.25%, 7/01/35	333,903
700	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42	747,180
530	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42	602,133
600	New York Cntys. Tobacco Trust VI Rev., 5.00%, 6/01/45	600,912
1,010	New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., 5.00%, 6/15/34	1,105,415
660	New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., 5.375%, 6/15/43 Prerefunded 12/15/20 @ $100 (b)	678,949
340	New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., 5.375%, 6/15/43	347,657
1,000	New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., 5.50%, 6/15/43 Prerefunded 12/15/20 @ $100 (b)	1,030,100
300	New York City Transitional Fin. Auth., Adjustable Rate Bond, 0.16%, 11/01/36	300,000
650	New York City Transitional Fin. Auth., Subordinate Rev., 3.00%, 5/01/45	608,432
2,000	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/31	2,297,000

Principal Amount (000)	Description (a)	Value
$ 1,000	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 3/15/42	$ 1,179,440
900	Port Auth. of New York and New Jersey Rev., 5.00%, 6/01/33	984,528
500	Triborough Bridge & Tunnel Auth. Rev., 5.00%, 11/15/30	546,095
195	TSASC Inc. Tobacco Settlement Rev., 5.00%, 6/01/34	212,363
400	Utility Debt Securitization Auth., Restructuring Rev., 5.00%, 12/15/31	448,868

		12,981,345

	North Carolina—0.2%
250	North Carolina St. Hsg. Fin. Agy. Rev., 2.85%, 1/01/43	244,212

	Ohio—5.1%
775	Buckeye Tobacco Settlement Fin. Auth. Rev., 4.00%, 6/01/48	776,256
630	Deerfield Twp. Tax Increment Rev., 5.00%, 12/01/25	631,840
570	Northeast Ohio Regl. Swr. Dist. Rev., 4.00%, 11/15/43	620,160
500	Ohio St. Gen. Oblig., 5.00%, 9/01/30 Prerefunded 9/01/20 @ $100 (b)	507,110
2,000	Ohio St. Hosp. Rev., Univ. Hosp. Hlth. Sys., 4.00%, 1/15/44	2,034,540
2,000	Ohio St. Wtr. Dev. Auth. Rev., 5.50%, 6/01/20, AGM	2,007,180

		6,577,086

	Oregon—1.9%
500	Oregon St. Gen. Oblig., 5.00%, 5/01/41	580,360
570	Port of Portland Intl. Arpt. Rev., 5.00%, 7/01/32	619,214
1,000	Washington Cnty. Sch. Dist. 48J (Beaverton), Gen. Oblig. Convertible CAB, 5.00%, 6/15/36	1,207,400

		2,406,974

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020

(Unaudited)

Principal Amount (000)	Description (a)	Value
	Pennsylvania—3.7%
$ 2,000	Delaware River Port Auth. Rev., 5.00%, 1/01/34	$ 2,174,040
500	Pennsylvania St. Higher Ed. Facs. Auth. Rev., 5.00%, 6/15/28	502,235
2,000	Philadelphia Wtr. & Wstwtr. Rev., 5.00%, 1/01/41	2,039,920

		4,716,195

	Rhode Island—2.3%
1,070	Rhode Island St. Clean Wtr. Fin. Agy., Wtr. Poll. Control Rev. (Green Bonds), 5.00%, 10/01/32	1,235,080
1,600	Rhode Island St. Hlth. & Edl. Bldg. Corp., Higher Ed. Facs. Rev., Providence College, 5.00%, 11/01/41	1,646,624

		2,881,704

	South Carolina—2%
2,000	Charleston Cnty. Spl. Source Rev., 5.00%, 12/01/32	2,246,440
290	SCAGO Edl. Facs. Corp. Rev., Pickens Cnty. Sch. Dist., 5.00%, 12/01/24	336,522

		2,582,962

	Tennessee—5.4%
250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev., Erlanger Hlth. Sys., 5.00%, 10/01/34	251,665
1,620	Tennessee St. Energy Acquisition Corp. Rev., 5.25%, 9/01/20	1,633,187
1,000	Tennessee St. Energy Acquisition Corp. Rev., 5.25%, 9/01/21	1,032,460
560	Tennessee St. Hsg. Dev. Agy., 3.625%, 7/01/32	596,439
485	Tennessee St. Hsg. Dev. Agy., 3.90%, 7/01/42	514,609
495	Tennessee St. Hsg. Dev. Agy., 4.00%, 7/01/43	530,853

Principal Amount (000)	Description (a)	Value
$ 2,000	Tennessee St. Sch. Bond Auth. Rev., 5.00%, 11/01/42	$ 2,361,120

		6,920,333

	Texas—13.6%
850	Austin Indep. Sch. Dist. Gen. Oblig., 4.00%, 8/01/36, PSF	947,104
650	Dallas Area Rapid Transit Rev., 5.00%, 12/01/41	737,607
500	Houston Arpt. Sys. Rev., 5.00%, 7/01/32	524,020
1,250	Houston Arpt. Sys. Rev., 5.00%, 7/01/39	1,423,988
1,000	Houston Hotel Occupancy Tax & Spl. Rev., 5.25%, 9/01/29	984,180
1,410	Houston Util. Sys. Rev., 5.00%, 11/15/32	1,571,967
1,625	Keller Indep. Sch. Dist. Gen. Oblig., 4.00%, 2/15/47, PSF	1,828,011
1,000	Klein Indep. Sch. Dist. Gen. Oblig., 3.00%, 8/01/46, PSF	1,015,010
1,000	Lewisville Indep. Sch. Dist. Gen. Oblig., 3.00%, 8/15/39, PSF	1,025,710
1,505	North Texas Twy. Auth. Rev., Convertible CAB, 0.00%, 9/01/43 Prerefunded 9/01/31 @ $100 (b)	1,930,719
1,000	North Texas Twy. Auth. Rev., 5.00%, 1/01/31	1,119,290
1,035	North Texas Twy. Auth. Rev., 4.00%, 1/01/43	1,097,214
700	San Antonio Indep. Sch. Dist. Sch. Bldg. Gen. Oblig., 5.00%, 8/15/38, PSF	827,295
250	Spring Branch Indep. Sch. Dist. Sch. Bldg. Gen. Oblig., 3.00%, 2/01/43, PSF	254,555
1,000	Texas St. Wtr. Development Brd. Rev., St. Wtr. Implementation Fund, 4.00%, 10/15/47	1,100,060
1,000	Upper Trinity Reg. Wtr. Dist. Rev., 4.00%, 8/01/37, AGM	1,046,310

		17,433,040

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020

(Unaudited)

Principal Amount (000)	Description (a)	Value
	Vermont—2.1%
$ 2,000	Univ. of Vermont & St. Agric. College Gen. Oblig., 5.00%, 10/01/38	$ 2,161,780
500	Vermont St. Edl. and Hlth. Bldg. Fin. Agy. Rev., Univ. of Vermont Med. Center, 5.00%, 12/01/35	551,025

		2,712,805

	Virginia—2.9%
1,250	Riverside Regl. Jail Auth. Fac. Rev., 5.00%, 7/01/26	1,479,625
2,000	Virginia St. College Bldg. Auth. Rev., 5.00%, 2/01/23	2,210,460

		3,690,085

	Washington—0.9%
1,000	King Cnty. Wtr. Rev., 5.00%, 7/01/41	1,184,010

	Wisconsin—1.4%
1,400	Wisconsin St. Pub. Fin. Auth. Hosp. Rev., Renown Reg. Med. Ctr., 5.00%, 6/01/40	1,500,254
250	Wisconsin St. Pub. Fin. Auth., Solid Waste Disp. Rev., 2.875%, 5/01/27	249,450

		1,749,704

	Wyoming—0.2%
275	Wyoming St. Farm Loan Brd. Cap. Facs. Rev., 5.75%, 10/01/20	280,594

	Total Long-Term Investments (Cost $183,216,333)	190,191,653

	TOTAL INVESTMENTS—148.8%
	(Cost $183,216,333)	190,191,653
	Variable Rate MuniFund Term Preferred Shares at liquidation value—(50.9)%	(65,000,000)
	Other assets less other liabilities—2.1%	2,626,510

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$127,818,163

(a)	The following abbreviations are used in the portfolio descriptions:

AGM—Assured Guaranty Municipal Corp.*

AMBAC—Ambac Assurance Corporation*

BAM—Build America Mutual Assurance Company*

CAB—Capital Appreciation Bond

COP—Certificate of Participation

FHA—Federal Housing Authority*

NRE - National Public Finance Guarantee Corporation*

PSF—Texas Permanent School Fund*

*	Indicates an obligation of credit support, in whole or in part.
(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical securities.
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2020:

Level 2
Municipal bonds	$190,191,653

There were no Level 1 or Level 3 priced securities held and there were no transfers into or out of Level 3.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020

(Unaudited)

Summary of Ratings as a Percentage of Long-Term Investments

Rating *	%
AAA	8.2
AA	45.0
A	35.6
BBB	8.1
BB	0.8
B	0.0
NR	2.3

100.0

*

Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 2.3% of the portfolio at the end of the reporting period.

Portfolio Composition

as a Percentage of Total Investments

%
General Obligation	14.5
Healthcare	13.6
Special Tax	11.2
Education	11.1
Water & Sewer	9.5
Pre-Refunded	7.9
Transportation	7.3
Leasing	4.8
Electric & Gas	4.5
Airports	4.4
Other	11.2

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020

(Unaudited)

ASSETS:

Investments, at value (cost $183,216,333)	$190,191,653

Cash	1,122,526

Interest receivable	2,614,276

Prepaid expenses	46,679

Total assets	193,975,134

LIABILITIES:

Payable for securities purchased	1,042,120

Investment advisory fee (Note 3)	79,987

Administrative fee (Note 3)	14,937

Accrued expenses	44,153

Variable Rate MuniFund Term Preferred Shares (650 shares issued and outstanding, liquidation preference $100,000 per share, net of deferred offering costs of $24,225) (Note 6)	64,975,775

Total liabilities	66,156,972

NET ASSETS APPLICABLE TO COMMON STOCK	$127,818,162

CAPITAL:

Common stock ($0.01 par value per share; 599,997,400 shares authorized, 8,520,685 issued and outstanding)	$85,207

Additional paid-in capital	120,113,512

Total distributable earnings	7,619,443

Net assets applicable to common stock	$127,818,162

NET ASSET VALUE PER SHARE OF COMMON STOCK	$15.00

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2020

(Unaudited)

INVESTMENT INCOME:

Interest	$3,471,023

EXPENSES:

Interest expense and amortization of deferred offering costs on preferred shares (Note 6)	920,347

Investment advisory fees (Note 3)	493,668

Administrative fees (Note 3)	92,976

Professional fees	48,610

Reports to shareholders	44,800

Custodian fees	29,800

Directors’ fees	27,335

Transfer agent fees	13,650

Other expenses	41,399

Total expenses	1,712,585

Net investment income	1,758,438

REALIZED AND UNREALIZED LOSS:

Net realized loss on investments	(11,064)

Net change in unrealized appreciation (depreciation) on investments	(6,039,018)

Net realized and unrealized loss on investments	(6,050,082)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(4,291,644)

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2020 (Unaudited)	For the year ended October 31, 2019

OPERATIONS:

Net investment income	$1,758,438	$3,370,738

Net realized gain (loss)	(11,064)	74,799

Net change in unrealized appreciation (depreciation)	(6,039,018)	10,883,797

Net increase (decrease) in net assets applicable to common stock resulting from operations	(4,291,644)	14,329,334

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income and net realized gains	(2,094,751)	(4,674,713)

Decrease in net assets from distributions to common stockholders (Note 5)	(2,094,751)	(4,674,713)

Total increase (decrease) in net assets	(6,386,395)	9,654,621

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	134,204,557	124,549,936

End of period	$127,818,162	$134,204,557

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2020

(Unaudited)

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Interest received	$4,269,763

Expenses paid	(885,571)

Interest expense paid	(879,361)

Purchase of investment securities	(13,987,672)

Proceeds from sales and maturities of investment securities	13,605,886

Net cash provided by operating activities		$2,123,045

Cash flows provided by (used in) financing activities:

Distributions paid	(2,094,751)

Net cash used in financing activities		(2,094,751)

Net increase in cash		28,294

Cash-beginning of period		1,094,232

Cash-end of period		$1,122,526

Reconciliation of net decrease in net assets resulting from operations to net cash provided by operating activities:

Net decrease in net assets resulting from operations		$(4,291,644)

Purchase of investment securities	(13,987,672)

Proceeds from sales and maturities of investment securities	13,605,886

Net amortization and accretion of premiums and discounts on debt securities	747,149

Amortization of deferred offering costs	15,974

Net realized gain on investments	11,064

Net change in unrealized (appreciation) depreciation on investments	6,039,018

Decrease in interest receivable	51,591

Decrease in accrued expenses	(68,321)

Total adjustments		6,414,689

Net cash provided by operating activities		$2,123,045

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2020 (Unaudited)	For the year ended October 31,
PER SHARE DATA:		2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.75	$14.62	$15.69	$16.31	$16.31	$16.70

Net investment income	0.20	0.39	0.47	0.54	0.57	0.69

Net realized and unrealized gain (loss)	(0.71)	1.29	(0.92)	(0.41)	0.30	(0.24)

Net increase (decrease) from investment operations applicable to common stock	(0.51)	1.68	(0.45)	0.13	0.87	0.45

Distributions on common stock:

Net investment income	(0.24)	(0.43)	(0.59)	(0.70)	(0.84)	(0.84)

Net realized gains	— (1)	(0.12)	(0.03)	(0.05)	(0.03)	—

Total distributions	(0.24)	(0.55)	(0.62)	(0.75)	(0.87)	(0.84)

Net asset value, end of period	$15.00	$15.75	$14.62	$15.69	$16.31	$16.31

Per share market value, end of period	$13.44	$14.18	$12.34	$14.16	$15.08	$15.13

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:

Operating expenses	2.57%*	2.87%	2.58%	2.29%	2.16%	1.86%

Operating expenses, without leverage	1.16%*	1.14%	1.16%	1.15%	1.13%	1.11%

Net investment income	2.64%*	2.58%	3.10%	3.42%	3.45%	4.21%

SUPPLEMENTAL DATA:

Total return on market value(2)	(3.61)%	19.70%	(8.72)%	(1.21)%	5.31%	5.55%

Total return on net asset value(2)	(3.26)%	11.67%	(2.94)%	0.95%	5.41%	2.77%

Portfolio turnover rate	7%	10%	23%	17%	14%	16%

Net assets applicable to common stock, end of period (000’s omitted)	$127,818	$134,205	$124,550	$133,688	$138,973	$138,981

Preferred stock outstanding, end of period (000’s omitted)(3)	$65,000	$65,000	$65,000	$65,000	$65,000	$65,000

Asset coverage on preferred stock(4)	$296,643	$306,469	$291,615	$305,674	$313,804	$313,817

Asset coverage ratio on preferred stock(5)	297%	306%	292%	306%	314%	314%

*	Annualized
(1)	Amount per share is less than $0.01.
(2)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)	The Fund’s preferred stock is not publicly traded.
(4)

Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end, calculated per $100,000 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2020

(Unaudited)

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991. The Fund commenced operations on November 29, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2016 to 2019 are subject to such review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 6.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

F. Accounting Standards: In 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08, which shortens the premium amortization period for callable debt to the earliest call date. During the current fiscal period, ASU 2017-08 became effective for the Fund and did not materially impact the Fund’s financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2020

(Unaudited)

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with Robert W. Baird & Co. Incorporated (the “Administrator” or “Baird”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2020 were $27,335.

D. Affiliated Shareholder: At April 30, 2020, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 34,265 shares of the Fund which represent 0.40% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2020 were $14,016,975 and $13,605,886, respectively.

Note 5. Distributions and Tax Information

At October 31, 2019, the Fund’s most recent fiscal year end, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$183,544,017	$13,052,006	$(18,228)	$13,033,778

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to the tax treatment of discount accretion on fixed income securities.

The tax character of distributions paid to common shareholders during the year ended October 31, 2019 was as follows:

10/31/2019
Distributions paid from:
Tax-exempt income	$3,621,292
Ordinary income	26,039
Long-term capital gains	1,027,382

Total distributions	$4,674,713

The tax character of distributions paid in 2020 will be determined at the Fund’s fiscal year end, October 31, 2020.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2020

(Unaudited)

Note 6. Variable Rate MuniFund Term Preferred Shares

The Fund has issued and outstanding 650 shares of Series 2021 Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) each with a liquidation preference of $100,000. The VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VMTP Shares on January 31, 2021, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any.

Key terms of the series of VMTP Shares at April 30, 2020 are as follows:

Series	Shares Outstanding	Liquidation Preference	Weekly Rate Reset	Rate	Mandatory Redemption Date
2021	650	$65,000,000	SIFMA Municipal Swap Index + 1.40%	1.62%	1/31/2021

The Fund incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the five year life of the VMTP Shares. Amortization of these deferred offering costs of $15,974 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the VMTP shares under the caption “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. The average daily liquidation value outstanding and the weighted daily average dividend rate of the VMTP Shares during the six months ended April 30, 2020, were $65,000,000 and 2.76%, respectively.

The VMTP Shares are not listed on any exchange or automated quotation system. The fair value of the VMTP Shares is estimated to be their liquidation preference. The VMTP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the VMTP Shares.

Note 7. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpimc.com/dtf and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s preferred stock, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end general and insured municipal debt funds for the 1-, 3- and 5-year periods ended June 30, 2019. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Bloomberg Barclays Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average (the Fund’s category as determined by Thomson Reuters Lipper). The Committee noted that the Fund’s NAV total return had outperformed the Bloomberg Barclays Municipal Bond Index for the 1- and 5-year periods ended June 30, 2019, while noting that it had underperformed the index for the 3-year period ended June 30, 2019. The Contracts Committee further noted that on a market value total return basis, the Fund had underperformed the Bloomberg Barclays Municipal Bond Index over the 3- and 5-year periods ended June 30, 2019, while noting that it had outperformed the index for the most recent 1-year period. The Committee further noted that the Fund’s total return on an NAV basis and a market value basis had underperformed compared to the Lipper Leveraged

Municipal Debt Fund Average for the 1-, 3-, and 5-year periods ended June 30, 2019. In evaluating the Fund’s performance, the Contracts Committee further considered the Adviser’s explanation that the fixed-income investments comprising certain of the benchmarks include higher yielding, lower-quality bonds in which the Fund is not permitted to invest.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other municipal debt funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was above the median of its Broadridge expense group; (ii) the actual total expense rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis; and (iii) the actual management fee rate was lower than the median of its Broadridge expense group on the basis of assets attributable to common stock, but higher than the median on a total asset basis.

In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type, tenor and accounting treatment of the leverage used by each fund, and considered the Adviser’s report indicating that the tenor of the Fund’s leverage was the primary driver of the difference between the Fund’s investment-related expenses and those of other funds in the Broadridge peer group. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage, and that such leverage has continued to be accretive, generating net income for the Fund’s common shareholders over and above its cost.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, and enhanced reputation that may aid in obtaining new clients. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2021. On December 18, 2019, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2021.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dtf or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dtf.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 9, 2020. The following is a description of the matter voted upon at the meeting and the number of votes cast on the matter:

	Shares Voted For	Shares Withheld
1. Election of directors*
To elect two directors to serve until the Annual Meeting in the year 2023 or until their successors are duly elected and qualified:
David J. Vitale	4,845,137	2,603,027
Geraldine M. McNamara**	650	0

*	Directors whose term of office continued beyond this meeting are as follows: Donald C. Burke, Robert J. Genetski, Philip R. McLoughlin, Eileen A. Moran and Nathan I. Partain.
**	Elected by the holders of the Fund’s preferred stock voting as a separate class.

Board of Directors

David J. Vitale Chairman

Eileen A. Moran Vice Chairperson

Donald C. Burke

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Nathan I. Partain, CFA

Officers

Nathan I. Partain, CFA President and Chief Executive Officer

Daniel J. Petrisko, CFA Senior Vice President and Assistant Secretary

Timothy M. Heaney, CFA Vice President and Chief Investment Officer

Lisa H. Leonard Vice President

Jennifer S. Fromm Vice President and Secretary

William J. Renahan Vice President and Chief Compliance Officer

Dianna P. Wengler Vice President and Assistant Secretary

Alan M. Meder, CFA, CPA Treasurer and Assistant Secretary

DTF Tax-Free Income Inc.

Common stock traded on the New York

Stock Exchange under the symbol DTF

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, lL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com/dtf

Administrator

Robert W. Baird & Co. Incorporated

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (833) 604-3163

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (866) 668-8552

Custodian

State Street Bank and Trust Company

Legal Counsel

Mayer Brown LLP

Independcnt Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 24, 2020) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 23, 2020

By (Signature and Title)	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	June 23, 2020